UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
August 4, 2006
Date of Report (Date of earliest event reported)
ALTRA INDUSTRIAL MOTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124944	30-0283143

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Hayward Street Quincy, Massachusetts	02171

(Address of principal executive offices)	(Zip Code)
(617) 328-3300
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated August 4, 2006

Item 2.02     Results of Operations and Financial Condition
     On August 4, 2006, Altra Industrial Motion, Inc. announced certain unaudited financial results for the second quarter and first half of 2006. A copy of the announcement is attached hereto as Exhibit 99.1, which is incorporated by reference herein. (Also filed pursuant to Item 8.01)
Item 9.01     Financial Statements and Exhibits
     (c) Exhibits

99.1	Press release of Altra Industrial Motion, Inc., dated August 4, 2006, announcing certain unaudited financial results for the second quarter and first half of 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION, INC.

/s/ Michael L. Hurt
Name:	Michael L. Hurt
Title:	Chief Executive Officer

Date: August 4, 2006